[FORM OF GENERAL & REFUNDING MORTGAGE BOND
                    UNDERWRITING AGREEMENT]


                                                      Exhibit B-2




               MISSISSIPPI POWER & LIGHT COMPANY


                          $___________
              General and Refunding Mortgage Bonds
               ______% Series due ______, ______



                     UNDERWRITING AGREEMENT



                                               ________ ___, 19__



[UNDERWRITERS]

[LEAD UNDERWRITER]
[ADDRESS]

Ladies and Gentlemen:

     The undersigned, Mississippi Power & Light Company, a Mississippi corporation (the "Company"), proposes to issue and sell severally to you, as underwriters (the "Underwriters," which term, when the context permits shall also include any underwriters substituted as hereinafter in Section 11 provided) an aggregate of $___________ principal amount of the Company's General and Refunding Mortgage Bonds, ______% Series due ___________ ___, ______, (the "Bonds"), as follows:

     SECTION 1. Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall issue and sell to each of the Underwriters, and each Underwriter shall purchase from the Company, at the time and place herein specified, severally and not jointly, the respective principal amounts of the Bonds set forth opposite the name of such Underwriter in Schedule I attached hereto at _____% of the principal amount of the Bonds plus accrued interest thereon from ___________ ____, ______, to the date of payment for and delivery of the Bonds.


     SECTION 2. Description of Bonds. The Bonds shall be issued under and pursuant to the Company's Mortgage and Deed of Trust, dated as of February 1, 1988, with Bank of Montreal Trust Company, as Corporate Trustee, and Mark F. McLaughlin (successor to Z. George Klodnicki), as Co-Trustee (the Co-Trustee, together with the Corporate Trustee, are hereinafter called the "Trustees"), as supplemented and as it will be further supplemented by the _______ Supplemental Indenture, dated as of ____________ ____, ______ (the "Supplemental Indenture"). Said Mortgage and Deed of Trust, as supplemented and as it will be further supplemented by the Supplemental Indenture, is hereinafter referred to as the "Mortgage." The Bonds and the Supplemental Indenture shall have the terms and provisions described in the Prospectus hereinafter referred to, provided that subsequent to the date hereof and prior to the Closing Date (as defined herein) the form of the Supplemental Indenture may be amended by mutual agreement between the Company and the Underwriters.

     SECTION 3.  Representations and Warranties of the Company.
The Company represents and warrants to the several Underwriters that:

          (a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Mississippi, is in good standing and duly qualified to do business in the State of Arkansas, and has the necessary corporate power and authority to conduct the business which it is described in the Prospectus (hereinafter defined) as conducting and to own and operate the properties owned and operated by it in such business.

          (b) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-53004) (the "First 1992 Registration Statement") for the registration of 375,000 shares of the Company's Preferred Stock, Cumulative, $100
     Par Value, under the Securities Act of 1933, as amended (the "Securities Act"), and the First 1992 Registration Statement has become effective. The Company has also filed with the Commission a Registration Statement on Form S-3 (File No. 33-55826) (the "Second 1992 Registration Statement") for the registration of $235,000,000 principal amount of the Company's general and refunding mortgage bonds under the Securities Act, and the Second 1992 Registration Statement has become effective. While an aggregate of $17,500,000 aggregate par value of such preferred stock and $50,000,000 of such general and refunding mortgage bonds remained unsold, the Company also filed with the Commission a Registration Statement on Form S-3 (File No. 33-50507) (the "1993 Registration Statement") for the registration of $282,500,000 aggregate par value and/or principal amount of the Company's preferred stock and/or general and refunding mortgage bonds under the Securities Act, and the 1993 Registration Statement has become effective. The combined prospectus forming a part of the 1993 Registration Statement and relating, pursuant to Rule 429 under the Securities Act, to an aggregate of $350,000,000 aggregate par value and/or principal amount of the Company's preferred stock and/or general and refunding mortgage bonds (of which an aggregate par value and/or principal amount of $_____________ of such preferred stock and/or general and refunding mortgage bonds remain unsold), including the Bonds at the time the 1993 Registration Statement became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus." In the event that the Basic Prospectus shall have been amended, revised or supplemented (but excluding any amendments, revisions or supplements to the Basic Prospectus relating solely to General and Refunding Mortgage Bonds other than the Bonds or relating solely to shares of Preferred Stock) prior to the time of effectiveness of this Underwriting Agreement, and with respect to any documents filed by the Company pursuant to
     Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the time the 1993 Registration Statement initially became effective and up to the time of effectiveness of this Underwriting Agreement (but excluding documents incorporated therein by reference relating solely to General and Refunding Mortgage Bonds other than the Bonds or relating solely to shares of Preferred Stock), which documents are deemed to be incorporated by reference in the Basic Prospectus, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented. The 1993 Registration Statement as it initially became effective and as it may have been amended by any amendment thereto included in the Basic Prospectus (including for these purposes as an amendment any document incorporated by reference in the Basic Prospectus), and the Basic Prospectus as it shall be supplemented to reflect the terms of offering and sale of the Bonds by a prospectus supplement (a "Prospectus Supplement") to be filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act ("Rule 424"), are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively. After the time of effectiveness of this Underwriting Agreement and during the time specified in
     Section 6(d), the Company will not file (i) any amendment to the First 1992 Registration Statement, the Second 1992 Registration Statement or the Registration Statement (except any amendment relating solely to General and Refunding Mortgage Bonds other than the Bonds or relating solely to shares of Preferred Stock) or supplement to the Prospectus or (ii) prior to the time that the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424, any document which is to be incorporated by reference in, or any supplement to (including the Prospectus Supplement), the Basic Prospectus, in either case, without prior notice to the Underwriters and to Winthrop, Stimson, Putnam & Roberts ("Counsel for the Underwriters"), or any such amendment or supplement to which said Counsel shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document which is filed with the Commission after the time of effectiveness of this Underwriting Agreement and incorporated by reference in the Prospectus (except documents incorporated by reference relating solely to General and Refunding Mortgage Bonds other than the Bonds or relating solely to shares of Preferred Stock) pursuant to Item 12 of Form S-3 shall be deemed a supplement to the Prospectus.

          (c) The First 1992 Registration Statement, the Second 1992 Registration Statement and the Registration Statement at the respective times of their effectiveness, and the Mortgage, at such times, fully complied, and the Prospectus, when filed with, or transmitted for filing to, the Commission pursuant to Rule 424 and at the Closing Date (hereinafter defined), as it may then be amended or supplemented, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations are or will be deemed to comply therewith. The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, on the date first filed with the Commission pursuant to the Exchange Act, fully complied or will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations are or will be deemed to comply therewith. On the later of (i) their respective dates of effectiveness or (ii) the date that the Company's most recent Annual Report on Form 10-K was filed with the Commission under the Exchange Act (the date described in either clause (i) or (ii) is hereinafter referred to as the "Effective Date"), the First 1992 Registration Statement, the Second 1992 Registration Statement and the Registration Statement did not, and on the date that any post-effective amendment to the First 1992 Registration Statement, the Second 1992 Registration Statement and the Registration Statement became or becomes effective (but excluding any post-effective amendment relating solely to General and Refunding Mortgage Bonds other than the Bonds or relating solely to shares of Preferred Stock), the First 1992 Registration Statement, the Second 1992 Registration Statement and the Registration Statement, as amended by any such post-effective amendment, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 and at the Closing Date (as defined herein), the Prospectus as it may be amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and on said dates and at such times the documents then incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, when read together with the Prospectus, or the Prospectus as it may then be amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. The foregoing representations and warranties in this paragraph (c) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for use in connection with the preparation of the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement or the Prospectus, as they may be amended or supplemented, or to any statements in, or omissions from, the statements of eligibility, as either may be amended, under the Trust Indenture Act, of the Trustees under the Mortgage.

          (d) The issuance and sale of the Bonds and the fulfillment of the terms of this Underwriting Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, the Mortgage or any other financing agreement or instrument to which the Company is now a party.

          (e) Except as set forth or contemplated in the Prospectus, as it may be amended or supplemented, the Company possesses adequate franchises, licenses, permits, and other rights to conduct its business and operations as now conducted, and without any known conflicts with the rights of others which could have a material adverse effect on the Company.

     SECTION 4. Offering. The Company is advised by the Underwriters that they propose to make a public offering of their respective portions of the Bonds as soon after the time of effectiveness of this Underwriting Agreement as in their judgment is advisable. The Company is further advised by the Underwriters that the Bonds will be offered to the public at the initial public offering price specified in the Prospectus Supplement plus accrued interest thereon from _____________ ____, _____ to the Closing Date (as defined herein).

     SECTION 5. Time and Place of Closing. Delivery of the Bonds and payment of the purchase price therefor by wire transfer of, or check or checks payable in, New York Clearing House Funds shall be made at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 A.M., New York time, on ____________ _____, ______ or at such other time on the same or such other day as shall be agreed upon by the Company and [Lead Underwriter], or as may be established in accordance with Section 11 herein. The hour and date of such delivery and payment are herein called the "Closing Date."

     The Bonds shall be delivered to the Underwriters in book-entry form through the facilities of The Depository Trust Company in New York, New York. The certificates for the Bonds shall be in the form of one or more typewritten bonds in fully registered form, in the aggregate principal amount of the Bonds, and registered in the name of Cede & Co., as nominee of The Depository Trust Company. The Company agrees to make the Bonds available to the Underwriters for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at such place as may be agreed upon among the Underwriters and the Company, or at such other time and/or date as may be agreed upon among the Underwriters and the Company.

     SECTION 6. Covenants of the Company. The Company covenants and agrees with the several Underwriters that:

          (a) Not later than the Closing Date, the Company will deliver to the Underwriters a copy of the First 1992 Registration Statement, the Second 1992 Registration Statement and the Registration Statement, as originally filed with the Commission, and of all amendments thereto relating to the Bonds, certified by an officer of the Company to be in the form filed.

          (b) The Company will deliver to the Underwriter(s) as many copies of the Prospectus (and any amendments or supplements thereto) as the Underwriter(s) may reasonably request.

          (c) The Company will cause the Prospectus to be filed with, or transmitted for filing to, the Commission pursuant to and in compliance with Rule 424(b) and will advise [Lead Underwriter] promptly of the issuance of any stop order under the Securities Act with respect to the First 1992 Registration Statement, the Second 1992 Registration Statement or the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

          (d) During such period of time after this Underwriting Agreement has become effective as the Underwriters are required by law to deliver a prospectus, if any event relating to or affecting the Company, or of which the Company shall be advised by the Underwriters in writing, shall occur which in the Company's opinion should be set forth in a supplement or amendment to the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser of the Bonds, the Company will amend or supplement, or cause to be amended or supplemented, the Prospectus by either (i) preparing and filing with the Commission and furnishing to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus, or (ii) making an appropriate filing pursuant to Section 13 or 14 of the Exchange Act, which will supplement or amend the Prospectus, so that, as supplemented or amended, it will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. Unless such event relates solely to the activities of the Underwriters (in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 6(d) shall be borne by the Company until the expiration of nine months from the initial effective date of the Registration Statement, and such expenses shall be borne by the Underwriters thereafter.

          (e) The Company will make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, so as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 promulgated under the Securities Act.

          (f) At any time within six months of the date hereof, the Company will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Bonds for offer and sale under the "blue sky" laws of such jurisdictions as the Underwriters may reasonably designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by it to be unduly burdensome.

          (g) The Company will, except as herein provided, pay or cause to be paid all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing of the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement and any post-effective amendments thereto, (ii) the printing, issuance and delivery of the Bonds and the preparation, execution, printing and recordation of the Supplemental Indenture, (iii) legal fees and expenses relating to the qualification of the Bonds under the "blue sky" laws of various jurisdictions and the determination of the eligibility of the Bonds for investment under the laws of various jurisdictions in an amount not to exceed $_______,
     (iv) the printing and delivery to the Underwriters of reasonable quantities of copies of the First 1992 Registration Statement, the Second 1992 Registration Statement and the Registration Statement, the preliminary (a1nd any supplemental) blue sky survey and the prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph (d) of this Section 6, (v) fees of the rating agencies in connection with the rating of the Bonds, and (vi) fees (if any) of the National Association of Securities Dealers, Inc. (the "NASD") in connection with its review of the terms of the offering. Except as provided above, the Company shall not be required to pay any amount for any expenses of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 12, the Company will reimburse the Underwriters for (i) the fees and expenses of Counsel for the Underwriters, whose fees and expenses the Underwriters agree to pay in any other event, and (ii) reasonable out-of-pocket expenses, in an amount not exceeding in the aggregate $15,000, incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.

          (h) The Company will not sell any additional General and Refunding Mortgage Bonds without the consent of the Underwriters until the earlier to occur of (i) the Closing Date or (ii) the date of the termination of the fixed price offering restrictions applicable to the Underwriters. The Underwriters agree to notify the Company of such termination if it occurs prior to the Closing Date.

          (i) As soon as practicable after the Closing Date, the Company will make all recordings, registrations and filings necessary to perfect and preserve the lien of the Mortgage and the rights under the Supplemental Indenture, and the Company will use its best efforts to cause to be furnished to the Underwriters a supplemental opinion of Wise Carter Child & Caraway, Professional Association, addressed to the Underwriters, stating that all such recordings, registrations and filings have been made.

     SECTION 7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Bonds shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Company and of any certificates furnished by the Company and to the following conditions:

          (a) The Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Company and the Underwriters.

          (b) No stop order suspending the effectiveness of the First 1992 Registration Statement, the Second 1992 Registration Statement or the Registration Statement shall be in effect at or prior to the Closing Date; no proceedings for such purpose shall be pending before, or, to the knowledge of the Company or the Underwriters, threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate of the Company, dated the Closing Date and signed by the President or a Vice President of the Company, to the effect that no such stop order has been or is in effect and that no proceedings for such purpose are pending before, or, to the knowledge of the Company, threatened by, the Commission.

          (c) At the Closing Date, there shall have been issued, and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds, an order of the Commission under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), authorizing the issuance and sale of the Bonds and the execution of the Supplemental Indenture on the terms set forth in, or contemplated by, this Underwriting Agreement.

          (d) At the Closing Date, the Underwriters shall have received from Wise Carter Child & Caraway, Professional Association, general counsel for the Company, Friday, Eldredge & Clark, special Arkansas counsel to the Company, and Reid & Priest LLP, of counsel to the Company, opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A, B and C hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and the Underwriters with the approval of Counsel for the Underwriters, and (ii) if the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Bonds, with changes therein to reflect such supplementation.

          (e) At the Closing Date, the Underwriters shall have received from Counsel for the Underwriters, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit D hereto, with such changes therein as may be necessary to reflect any supplementation of the Prospectus prior to the Closing Date.

          (f) On or prior to the effective date of this Underwriting Agreement, the Underwriters shall have received from Coopers & Lybrand L.L.P., the Company's independent certified public accountants (the "Accountants"), a letter dated the date hereof and addressed to you to the effect that (i) they are independent certified public accountants with respect to the Company, within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial statement schedules audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act, and the related published rules and regulations thereunder; (iii) if applicable, on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the latest unaudited financial statements included or incorporated by reference in the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, and the stockholder or stockholders of the Company, since December 31, 1994, to a specified date not more than five days prior to the date of such letter or letters, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an examination made in accordance with generally accepted auditing standards and that they would not necessarily reveal matters of significance with respect to the comments made in such letter and, accordingly, that the Accountants make no representations as to the sufficiency of such procedures for the purposes of the Underwriters), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; and (C) at a specified date not more than five business days prior to the date of the letter, there was any change in the capital stock or long-term debt of the Company, or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur, for declarations of dividends, for the repayment or redemption of long-term debt, for the amortization of premium or discount on long-term debt, for the redemption or purchase of preferred stock for sinking fund purposes, for any increases in long-term debt in respect of previously issued pollution control, solid waste disposal or industrial development revenue bonds, or for changes or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company set forth in the Prospectus and specified in Exhibit E hereto to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

          (g) At the Closing Date, the Underwriters shall have received a certificate of the Company, dated the Closing Date and signed by the President or a Vice President of the Company, to the effect that (i) the representations and warranties of the Company contained herein are true and correct, (ii) the Company has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Company at or prior to the Closing Date, and (iii) since the most recent date as of which information is given in the Prospectus, as it may be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Company, and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, such Prospectus, as it may be amended or supplemented.

          (h) The Underwriters shall have received duly executed counterparts of the Supplemental Indenture.

          (i) At the Closing Date, the Underwriters shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than five business days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 7(f) hereof.

          (j) Between the date hereof and the Closing Date, no Default (or an event which, with the giving of notice or the passage of time or both, would constitute a Default) under the Mortgage shall have occurred.

          (k) Between the date hereof and the Closing Date, neither Moody's Investors Service, Inc. nor Standard and Poor's Ratings Group shall have lowered its rating of the Company's outstanding General and Refunding Mortgage Bonds or First Mortgage Bonds in any respect.

          (l) Between the date hereof and the Closing Date, no other event shall have occurred with respect to or otherwise affecting the Company, which, in the reasonable opinion of the Underwriters, materially impairs the investment quality of the Bonds.

          (m) All legal matters in connection with the issuance and sale of the Bonds shall be satisfactory in form and substance to Counsel for the Underwriters.

          (n) The Company will furnish the Underwriters with additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

          If any of the conditions specified in this Section shall not have been fulfilled, this Underwriting Agreement may be terminated by the Underwriters upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

     SECTION 8. Conditions of the Company's Obligations. The obligations of the Company hereunder shall be subject to the following conditions:

          (a) The Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date determined by the Company and approved by the Underwriters.

          (b) No stop order suspending the effectiveness of the First 1992 Registration Statement, the Second 1992
     Registration Statement or the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date.

          (c) At the Closing Date, there shall have been issued, and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds, an order of the Commission under the 1935 Act authorizing the issuance and sale of the Bonds and the execution of the Supplemental Indenture on the terms set forth in, or contemplated by, this Underwriting Agreement.

     In case any of the conditions specified in this Section shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company upon notice thereof to [Lead Underwriter], provided that, in the case of paragraph (a) above, the Company shall have used its best efforts to comply with the requirements of Rule 424(b). Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

     SECTION 9.  Indemnification.

          (a) The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls each Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each Underwriter and any such controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the First 1992 Registration Statement, the Second 1992 Registration Statement or the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, or upon an untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424), or in the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been made), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission were made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424) or the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement or the Prospectus or any amendment or supplement to any thereof or arising out of, or based upon, statements in or omissions from that part of the Second 1992 Registration Statement or the Registration Statement which shall constitute the statements of eligibility under the Trust Indenture Act of the Trustees; and provided further, that the indemnity agreement contained in this subsection shall not inure to the benefit of any Underwriter or to the benefit of any person controlling any Underwriter on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of Bonds to any person in respect of the Basic Prospectus or the Prospectus, as supplemented or amended (excluding in both cases, however, any document then incorporated or deemed incorporated by reference therein pursuant to Item 12 of Form S-3), furnished by any Underwriter to a person to whom any of the Bonds were sold, insofar as such indemnity relates to any untrue or misleading statement or omission made in the Basic Prospectus or the Prospectus but eliminated or remedied prior to the consummation of such sale in the Prospectus, or any amendment or supplement thereto furnished pursuant to
     Section 6(d) hereof, respectively, unless a copy of the Prospectus (in the case of such a statement or omission made in the Basic Prospectus) or such amendment or supplement (in the case of such a statement or omission made in the Prospectus) (excluding, however, any amendment or supplement to the Basic Prospectus relating to any General and Refunding Mortgage Bonds other than the Bonds or to shares of Preferred Stock and any document incorporated or deemed incorporated by reference in the Prospectus or such amendment or supplement) is furnished by such Underwriter to such person (i) with or prior to the written confirmation of the sale involved or (ii) as soon as available after such written confirmation.

          (b) Each Underwriter shall indemnify, defend and hold harmless the Company, its directors and officers and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the First 1992 Registration Statement, the Second 1992 Registration Statement or the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, or upon an untrue statement or alleged untrue statement of a material fact contained in, the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b)), or the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, if (but only if) such statement or omission were made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b)) or of the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement or the Prospectus, or any amendment or supplement thereto.

          (c) In case any action shall be brought, based upon the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement, the Basic Prospectus or the Prospectus (including amendments or supplements thereto), against any party or parties in respect of which indemnity may be sought pursuant to any of the preceding paragraphs, such party or parties (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses. If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party. Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment), which firm (or firms), in the case of any of the Underwriters being the indemnified party, shall be designated in writing by [Lead Underwriter]. The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for under subsections (a), (b) or (c) in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) to the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by any of the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.

     SECTION 10. Survival of Certain Representations and Obligations. Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 9 of, and the representations and warranties and other agreements of the Company contained in, this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or by or on behalf of the Company or its directors or officers, or any of the other persons referred to in Section 9 hereof and (ii) acceptance of and payment for the Bonds and (b) the indemnity and contribution agreements contained in Section 9 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.

     SECTION 11. Default of Underwriters. If either Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Bonds which it has agreed to purchase and pay for hereunder, and the aggregate principal amount of Bonds which such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Bonds, the other Underwriter shall be obligated to purchase the Bonds which such defaulting Underwriter agreed but failed or refused to purchase; provided that in no event shall the principal amount of Bonds which any Underwriter has agreed to purchase pursuant to Schedule I hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Bonds without the written consent of such Underwriter. If any Underwriter shall fail or refuse to purchase Bonds and the aggregate principal amount of Bonds with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Bonds, the Company shall have the right (a) to require the non-defaulting Underwriter to purchase and pay for the respective principal amount of Bonds that it had severally agreed to purchase hereunder, and, in addition, the principal amount of Bonds that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth of the respective principal amount of Bonds that such non-defaulting Underwriter had otherwise agreed to purchase hereunder, and/or (b) to procure one or more others, members of the NASD (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), to purchase, upon the terms herein set forth, the principal amount of Bonds that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriter shall not be obligated to purchase pursuant to the foregoing clause (a). In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Underwriters within 24 hours (excluding any Saturday, Sunday, or legal holiday) of the time when the Company learns of the failure or refusal of any Underwriter to purchase and pay for its respective principal amount of Bonds, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect (within the time period specified above) to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate this Underwriting Agreement. In the absence of such election by the Company, this Underwriting Agreement will, unless otherwise agreed by the Company and the non-defaulting Underwriter, terminate without liability on the part of any non-defaulting party except as otherwise provided in paragraph (g) of Section 6 and in Section 10. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.

     SECTION 12. Termination. This Underwriting Agreement shall be subject to termination by notice given by written notice from [Lead Underwriter] to the Company, if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended on the New York Stock Exchange by the New York Stock Exchange, Inc., the Commission or other governmental authority, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the New York Stock Exchange, Inc., the Commission or other governmental authority, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any material outbreak or escalation of hostilities or any calamity or crisis that, in the judgment of the Underwriters, is material and adverse and (b) in the case of any of the events specified in clauses (a) (i) through (iv), such event singly or together with any other such event makes it, in the reasonable judgment of the Underwriters, impracticable to market the Bonds. This Underwriting Agreement shall also be subject to termination, upon notice by [Lead Underwriter] as provided above, if, in the judgment of the Underwriters, the subject matter of any amendment or supplement (prepared by the Company) to the Prospectus (except for information relating solely to the manner of public offering of the Bonds or to the activity of any Underwriter or Underwriters or to the terms of any series of General and Refunding Mortgage Bonds not included in the Bonds or to shares of the Preferred Stock) filed or issued after the effectiveness of this Underwriting Agreement by the Company shall have materially impaired the marketability of the Bonds. Any termination hereof, pursuant to this Section 12, shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

     SECTION 13. Miscellaneous. THIS UNDERWRITING AGREEMENT SHALL BE A NEW YORK CONTRACT AND ITS VALIDITY AND INTERPRETATION SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This Underwriting Agreement shall become effective at the time a fully-executed copy thereof is delivered to the Company and to [Lead Underwriter]. This Underwriting Agreement shall inure to the benefit of each of the Company, the Underwriters and, with respect to the provisions of Section 9, each director, officer and other persons referred to in Section 9, and their respective successors. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any Bonds from the Underwriters.

     SECTION 14. Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to [Lead Underwriter] (to the attention of its General Counsel) at the address set forth at the beginning of this Underwriting Agreement or, if to the Company, shall be mailed or delivered to it at 308 East Pearl Street, Jackson, Mississippi 39201, Attention: Secretary or, if to Entergy Services, Inc., shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer.

                         Very truly yours,

                         MISSISSIPPI POWER & LIGHT COMPANY


                         By:
                            Name:
                            Title:

Accepted as of the date first above written:

[UNDERWRITERS]


By:  [LEAD UNDERWRITER]

By:
   Name:
   Title:

                           SCHEDULE I


               Mississippi Power & Light Company
                     $_____________________
              General and Refunding Mortgage Bonds
              ______% Series due ______ __, _____




Name                                              Amount

[LEAD UNDERWRITER]                                $______________

[LEAD UNDERWRITER]
                                                  $______________
                                                  _______________

Total                                             $______________

                                                        EXHIBIT A






          [Letterhead of Wise Carter Child & Caraway]



                                                  _____ __, _____


[UNDERWRITERS]

c/o [LEAD UNDERWRITER]
    [ADDRESS]



Ladies and Gentlemen:

     We are General Counsel for Mississippi Power & Light Company (the "Company") and have acted in that capacity in connection with the issuance and sale by the Company to you, pursuant to the agreement effective ______ __, _____ (the "Underwriting Agreement"), between the Company and you, of $________ in aggregate principal amount of its General and Refunding Mortgage Bonds, ____% Series due _____________ _____, ______ (the
"Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of February 1, 1988, as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the _____ Supplemental Indenture (the "Supplemental Indenture") dated as of __________ ____, _____, (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). This opinion is rendered to you at the request of the Company.

     We are familiar with the organization of the Company, the Restated Articles of Incorporation and By-Laws of the Company, both as amended, and the records of various corporate and other proceedings relating to the authorization, issuance and sale of the Bonds. We have participated in the preparation of or have examined and are familiar with (a) the Mortgage; (b) the Underwriting Agreement; (c) the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement and the Prospectus filed under the Securities Act; and (d) the application-declaration, and all amendments thereto, filed by the Company with the Commission under the 1935 Act, with respect to the issuance and sale of the Bonds (the application-declaration, as amended by all such amendments, being hereinafter referred to as the "Application-Declaration").

     We have examined the orders of the Commission (or appropriate evidence thereof) relating to the effectiveness of the First 1992 Registration Statement, the Second 1992 Registration Statement, and the Registration Statement, the qualification of the Mortgage under the Trust Indenture Act and the Application-Declaration. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of Bank of Montreal Trust Company as to the authentication and delivery thereof. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     Upon the basis of our familiarity with the foregoing and with the Company's properties and affairs generally, and subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Company is a corporation duly organized and validly existing under the laws of the State of Mississippi.

          (2) The Company is duly authorized by its Restated Articles of Incorporation, as amended, to conduct the utility business which it is described in the Prospectus as conducting, and possesses adequate, valid and subsisting franchises, certificates of public convenience and necessity, licenses and permits in order to, and is duly qualified to, conduct such business in the States of Mississippi and Arkansas.

          (3) The Company has good and sufficient title to the properties described as owned by it in and as subject to the lien of the Mortgage (except properties released under the terms of the Mortgage), subject only to Excepted Encumbrances as defined in the Mortgage and to minor defects and encumbrances customarily found in properties of like size and character that do not, in our opinion, materially impair the use of such properties affected thereby in the conduct of the business of the Company. All permanent physical properties and franchises (other than those expressly excepted) acquired by the Company after the date of the Supplemental Indenture, will, upon such acquisition, become subject to the lien of the Mortgage, subject, however, to Excepted Encumbrances and to liens, if any, existing or placed thereon at the time of the acquisition thereof by the Company and except as limited by bankruptcy law.

          (4) The Mortgage constitutes a valid and direct lien on all of the Mortgaged and Pledged Property (as defined in the Mortgage), subject only to minor defects of the character aforesaid and Excepted Encumbrances. The description of the Mortgaged and Pledged Property set forth in the Mortgage is adequate to constitute the Mortgage a lien on the Mortgaged and Pledged Property. The filing for recording of the Mortgage in the offices of the Chancery Clerks of each County in Mississippi in which the Company holds real property, and the recording of the Mortgage in the office of the Circuit Clerk of Independence County, Arkansas, which filings or recordings will be duly effected, and the filing of Uniform Commercial Code Financing Statements covering the personal property and fixtures described in the Mortgage as subject to the lien thereof in the offices of the Secretary of State of the State of Mississippi, the Secretary of State of the State of Arkansas, and the Secretary of State of the State of Wyoming, which filings will be duly effected, are the only recordings, filings, rerecordings and refilings required by law in order to protect and maintain the lien of the Mortgage on any of the property described therein and subject thereto.

          (5) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except (i) as the same may be limited by the laws of the States of Mississippi, Arkansas and Wyoming, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein, which laws do not, in our opinion, make inadequate remedies necessary for the realization of the benefits of such security, and (ii) as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (6) The Bonds are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and are entitled to the benefit of the security afforded by the Mortgage.

          (7) The statements made in the Prospectus under the captions ["Description of the New G&R Bonds,"] insofar as they purport to constitute summaries of the documents referred to therein, or of the benefits purported to be afforded by such documents (including, without limitation, the lien of the Mortgage), constitute accurate summaries of the terms of such documents and of such benefits in all material respects.

          (8) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (9) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the First 1992 Registration Statement, the Second 1992 Registration Statement and the Registration Statement, at the respective times of their effectiveness, and the Prospectus, at the time first filed with the Commission pursuant to Rule 424 under the Securities Act, complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the parts of the Second 1992 Registration Statement and the Registration Statement that constitute the statements of eligibility of the Trustees under the Mortgage, upon which we are not passing) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the First 1992 Registration Statement, the Second 1992 Registration Statement and the Registration Statement have become and are effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the First 1992 Registration Statement, the Second 1992 Registration Statement or the Registration Statement has been issued and no proceedings for a stop order with respect thereto are pending or threatened under
     Section 8(d) of the Securities Act.

          (10) An appropriate order has been entered by the Commission under the 1935 Act granting and permitting to become effective the Application-Declaration with respect to the issuance and sale of the Bonds; to the best of our knowledge, said order is in full force and effect; such order is sufficient to authorize the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body (other than in connection or compliance with the provisions of the securities or "blue sky" laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement.

          (11) The issuance and sale by the Company of the Bonds and the execution, delivery and performance by the Company of the Underwriting Agreement and the Mortgage (a) will not violate any provision of the Company's Restated Articles of Incorporation or By-laws, each as amended, (b) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Mortgage) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any Mississippi law or regulation applicable to the Company (other than the Mississippi securities or "blue sky" laws, upon which we are not passing) or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company.

     In passing upon the forms of the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in Paragraph 7 above. In connection with the preparation by the Company of the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with other counsel for the Company, with the independent certified public accountants of the Company who audited or reviewed the financial statements included or incorporated by reference in the First 1992 Registration Statement, the Second 1992 Registration Statement and the Registration Statement, and with your representatives. Our review of the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that the First 1992 Registration Statement, the Second 1992 Registration Statement or the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with the Commission pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any belief as to the financial statements or other financial or statistical data included or incorporated by reference in the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement or the Prospectus, as to the parts of the Second 1992 Registration Statement and the Registration Statement that constitute the statements of eligibility of the Trustees under the Mortgage or as to the information contained in the Prospectus under the caption ["Description of the New G&R Bonds - Book-Entry G&R Bonds".]

     We have examined the portions of the information contained in the First 1992 Registration Statement, the Second 1992 Registration Statement and the Registration Statement that are stated therein to have been made on our authority, and we believe such information to be correct. We have also examined the opinions of even date herewith rendered to you by Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts, and we concur in the conclusions expressed therein insofar as they involve questions of Mississippi law.

     We are members of the Mississippi Bar and do not hold ourselves out as experts on the laws of any other state. As to all matters of Arkansas, Wyoming and New York law, we have relied, with your approval, in the case of Arkansas law, upon the opinion of even date herewith addressed to us and to you of Friday, Eldredge & Clark of Little Rock, Arkansas, in the case of Wyoming law, upon the opinion of even date herewith addressed to us and to the Company of Kline & Jenkins, of Cheyenne, Wyoming, and, in the case of New York law, upon the opinion of even date herewith of Reid & Priest LLP of New York, New York.

     The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts may rely on this opinion as to all matters of Mississippi and Wyoming law in rendering their opinions required to be delivered under the Underwriting Agreement.

                              Very truly yours,


                              WISE CARTER CHILD & CARAWAY
                              Professional Association



                              By:________________________

                                                        EXHIBIT B




            [Letterhead of Friday, Eldredge & Clark]




                                                  _____ __, _____


WISE CARTER CHILD & CARAWAY
Professional Association
Post Office Box 651
Jackson, Mississippi  39205


[UNDERWRITERS]

c/o [LEAD UNDERWRITER]
    [ADDRESS]


Ladies and Gentlemen:

     In connection with the issuance and sale by Mississippi Power & Light Company ("Company") of $_______ in aggregate principal amount of its General and Refunding Mortgage Bonds, ____% Series due ______ __, ______ (the "Bonds"), pursuant to the Company's Mortgage and Deed of Trust dated as of February 1, 1988, as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto including the _______ Supplemental Indenture, dated as of _____ __, ______ (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"), we, as special Arkansas counsel to the Company, have examined such documents, records and certificates and have reviewed such questions of law as we have deemed necessary and appropriate for the purpose of this opinion. This opinion is rendered to you at the request of the Company.

     In order to render this opinion, we have assumed that the Company does not own any real or personal property or other facilities in the State of Arkansas, except for an undivided twenty-five percent (25%) ownership interest in the Independence Steam Electric Station at Newark, Arkansas, and that the Company does not maintain any service territory or serve any retail customers in the State of Arkansas. We have also assumed that the issuance and sale of the Bonds have had significant contacts with the State of New York.

     Based upon the foregoing and subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          1. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the State of Arkansas and holds adequate and subsisting franchises, certificates of public convenience and necessity, licenses and permits to permit it to conduct its business as presently conducted in Arkansas.

          2. The courts of Arkansas will enforce any provision in the Mortgage, the Bonds and the Underwriting Agreement, stipulating that the laws of the State of New York shall govern the Mortgage, the Bonds and the Underwriting Agreement, except to the extent that the validity or perfection of the lien of the Mortgage, or remedies thereunder, are governed by the laws of a jurisdiction other than the State of New York, except, with respect to enforcement of the Mortgage, as the same may be limited by the laws of the State of Arkansas affecting the remedies for the enforcement of the security provided for therein, which laws do not, in our opinion, make inadequate remedies necessary for the realization of the benefits of such security.

          3. There are no authorizations, approvals, consents or orders of any governmental authority in the State of Arkansas (other than in connection or compliance with the provisions of the securities or "blue sky" laws as to which no opinion is expressed herein) legally required for the execution, delivery and performance by the Company of the Underwriting Agreement or to permit the issuance and sale by the Company of the Bonds pursuant to the Underwriting Agreement.

          4. Substantially all physical properties located in the State of Arkansas (other than those expressly excepted) which have been or hereafter may be acquired by the Company have been or, upon such acquisition, will become subject to the lien of the Mortgage, subject, however, to Excepted Encumbrances (as defined in the Mortgage) and to liens, defects, and encumbrances, if any, existing or placed thereon at the time of the acquisition thereof by the Company and except as limited by bankruptcy law.

          5. The Company has good and sufficient legal right, title and interest in and to the Mortgaged and Pledged Property (as defined in the Mortgage) located in the State of Arkansas free and clear of any lien or encumbrance except for the lien of the Mortgage and for Excepted Encumbrances (as defined in the Mortgage), and except for minor defects and encumbrances customarily found in physical properties of like size and character which do not, in our opinion, materially impair the use of such properties affected thereby in the conduct of the business of the Company. Our opinion in the first sentence of this paragraph 5 is subject to the following:

     We have, with your consent, performed the following procedures and relied upon the following:

                    (a)  a Limited Title Search performed by
          Independence County Abstract Company, Inc., covering the period from September 10, 1981 to _____ __, _____;
          (b) a review by Independence County Abstract Company, Inc. of the Grantor/Grantee indices of volumes in the real estate records of Independence County, Arkansas in which transactions that would affect the Company's title to its property located in such County would be recorded; (c) a review of the Plaintiff/Defendant indices of official records of the Circuit Court and Chancery Court of Independence County, Arkansas and of the United States District Court for the Eastern District of the State of Arkansas, in each case for civil suits currently pending therein; and (d) a certificate of the Secretary of State of the State of Arkansas reflecting the results of a search of the records maintained by such official pursuant to Act 375 of the Acts of Arkansas of 1965 (the Arkansas Transmitting Utility Act).

          6. The description of the Mortgaged and Pledged Property (as defined in the Mortgage) which is located in the State of Arkansas, as set forth in the Mortgage, is adequate to constitute a lien on such Mortgaged and Pledged Property. The recording of the Mortgage among the land records in the office of the Circuit Clerk of Independence County, Arkansas, which recording will be duly effected, and the filing of Uniform Commercial Code financing statements covering the personal property and fixtures described in the Mortgage subject to the lien thereof in the office of the Secretary of State of the State of Arkansas, which filing will be duly effected, are the only recordings, filings, re-recordings or refilings required by Arkansas law in order to protect and maintain the lien of the Mortgage on any Arkansas property described therein and subject thereto.

     We are members of the Arkansas Bar, and we express no opinion on the laws of any jurisdiction other than the State of Arkansas.

     The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Winthrop, Stimson, Putnam & Roberts and Reid & Priest LLP may rely on this opinion as to all matters of Arkansas law.

                                        Sincerely,


                                        FRIDAY, ELDREDGE & CLARK

                                                        EXHIBIT C




               [Letterhead of Reid & Priest LLP]



                                                  _____ __, _____


[UNDERWRITERS]

c/o [LEAD UNDERWRITER]
    [ADDRESS]


Ladies and Gentlemen:

     With reference to the issuance and sale by Mississippi Power & Light Company (the "Company") to you, pursuant to the agreement effective _____ __, _____ (the "Underwriting Agreement"), between the Company and you, of $__________ in aggregate principal amount of its General and Refunding Mortgage Bonds, ____% Series due _____ __, _____ (the "Bonds"), issued under the Company's Mortgage and Deed of Trust, dated as of February 1, 1988, as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the ______ Supplemental Indenture dated as of _____ __, _____________ (the Mortgage and Deed of Trust as so supplemented being hereinafter called the "Mortgage"), we advise you that we are of counsel to the Company and in that capacity have participated in the preparation of or have examined and are familiar with (1) the Mortgage; (2) the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement and the Prospectus filed under the Securities Act; (3) the Underwriting Agreement; and (4) the application-declaration, and all amendments thereto, filed by the Company with the Commission under the 1935 Act, with respect to the issuance and sale of the Bonds (such application-declaration, as amended by all such amendments, being hereinafter referred to as the "Application-Declaration"). This opinion is rendered to you at the request of the Company.

     We have participated in the preparation of or reviewed the corporate proceedings with respect to the issuance and sale of the Bonds. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary to enable us to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to originals of the documents submitted to us as certified or photostatic copies. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of Bank of Montreal Trust Company as to the authentication and delivery thereof. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     Based upon the foregoing, and subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except (i) as the same may be limited by the laws of the States of Mississippi, Arkansas and Wyoming, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein, and (ii) as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (2) The Bonds are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and are entitled to the benefit of the security afforded by the Mortgage.

          (3) The statements made in the Prospectus under the captions ["Description of the New G&R Bonds,"] insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (4) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (5) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the First 1992 Registration Statement, the Second 1992 Registration Statement and the Registration Statement, at the respective times of their effectiveness, and the Prospectus, at the time first filed with the Commission pursuant to Rule 424 under the Securities Act, complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the parts of the Second 1992 Registration Statement and the Registration Statement that constitute the statements of eligibility of the Trustees under the Mortgage, upon which we are not passing) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the First 1992 Registration Statement, the Second 1992 Registration Statement and the Registration Statement have become and are effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the First 1992 Registration Statement, the Second 1992 Registration Statement or the Registration Statement has been issued and no proceedings for a stop order with respect thereto are pending or threatened under
     Section 8(d) of the Securities Act.

          (6) An appropriate order has been entered by the Commission under the 1935 Act granting and permitting to become effective the Application-Declaration with respect to the issuance and sale of the Bonds; to the best of our knowledge, said order is in full force and effect; such order is sufficient to authorize the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body (other than in connection or compliance with the provisions of the securities or "blue sky" laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement.

     In passing upon the forms of the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information contained or incorporated by reference in the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in Paragraph 3 above. In connection with the preparation by the Company of the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with other counsel for the Company, with the independent certified public accountants of the Company who audited or reviewed the financial statements included or incorporated by reference in the First 1992 Registration Statement, the Second 1992 Registration Statement and the Registration Statement, and with your representatives. Our review of the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that the First 1992 Registration Statement, the Second 1992 Registration Statement or the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with the Commission pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement or the Prospectus, as to the parts of the Second 1992 Registration Statement and the Registration Statement that constitute the statements of eligibility of the Trustees under the Mortgage or as to the information contained in the Prospectus under the caption ["Description of the New G&R Bonds - Book-Entry G&R Bonds".]

     We are members of the New York Bar and do not hold ourselves out as experts on the laws of any other state. As to all matters of Mississippi and Wyoming law, we have relied upon the opinion of even date herewith addressed to you by Wise Carter Child & Caraway, Professional Association, of Jackson, Mississippi, the Company's General Counsel, and as to all matters of Arkansas law, we have relied upon the opinion of even date herewith addressed to you by Friday, Eldredge & Clark, special Arkansas counsel to the Company. We have not examined into and are not passing upon matters relating to incorporation of the Company, titles to property, franchises or the lien of the Mortgage.

     The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Wise Carter Child & Caraway, Professional Association, may rely on this opinion as to all matters of New York law in rendering its opinion required to be delivered under the Underwriting Agreement.

                                   Very truly yours,



                                   REID & PRIEST LLP

                                                        EXHIBIT D



      [Letterhead of Winthrop, Stimson, Putnam & Roberts]



                                                  _____ __, _____


[UNDERWRITERS]

c/o [LEAD UNDERWRITER]
    [ADDRESS]


Ladies and Gentlemen:

     We have acted as counsel for you as the several underwriters of $________ in aggregate principal amount of General and Refunding Mortgage Bonds, ____% Series due _____ ___, _____ (the "Bonds"), issued by Mississippi Power & Light Company (the "Company") under the Company's Mortgage and Deed of Trust, dated as of February 1, 1988, as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the _____ Supplemental Indenture dated as of _____ __, ____ (said Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"), pursuant to the agreement between you and the Company effective _____ __, _____ (the "Underwriting Agreement").

     We are members of the New York bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the United States of America. We have, with your consent, relied upon an opinion of even date herewith addressed to you by Wise Carter Child & Caraway, Professional Association, of Jackson, Mississippi, General Counsel for the Company, as to the matters covered in such opinion relating to Mississippi and Wyoming law, and an opinion of Friday, Eldredge & Clark, of Little Rock, Arkansas, special Arkansas counsel to the Company, as to the matters covered in such opinion relating to Arkansas law. We have reviewed said opinions and believe that they are satisfactory. We have also reviewed the opinion of Reid & Priest LLP required by Section 7(d) of the Underwriting Agreement, and we believe said opinion to be satisfactory.

     We have also examined such documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. As to various questions of fact material to this opinion, we have relied upon representations of the Company and statements in the First 1992 Registration Statement, the Second 1992 Registration Statement and the Registration Statement. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of Bank of Montreal Trust Company as to the authentication and delivery thereof. We have not examined into, and are expressing no opinion or belief as to matters relating to, incorporation of the Company, titles to property, franchises or the lien of the Mortgage. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except (i) as the same may be limited by the laws of the States of Mississippi, Arkansas and Wyoming, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein and
     (ii) as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (2) The Bonds are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and are entitled to the benefit of the security purported to be afforded by the Mortgage.

          (3) The statements made in the Prospectus under the captions ["Description of the New G&R Bonds,"] insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (4) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (5) An appropriate order has been entered by the Commission under the 1935 Act, granting and permitting to become effective the application-declaration, as amended, filed by the Company with the Commission under the 1935 Act with respect to the issuance and sale of the Bonds; to the best of our knowledge, said order is in full force and effect; such order is sufficient to authorize the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body (other than in connection or compliance with the provisions of the securities or "blue sky" laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement.

          (6) Except in each case as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the First 1992 Registration Statement, the Second 1992 Registration Statement and the Registration Statement, at the respective times of their effectiveness, and the Prospectus, at the time first filed with the Commission pursuant to Rule 424 under the Securities Act, complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the parts of the Second 1992 Registration Statement and the Registration Statement that constitute the statements of eligibility of the Trustees under the Mortgage, upon which we are not passing) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the First 1992 Registration Statement, the Second 1992 Registration Statement and the Registration Statement have become and are effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the First 1992 Registration Statement, the Second 1992 Registration Statement or the Registration Statement has been issued and no proceedings for a stop order with respect thereto are pending or threatened under
     Section 8(d) of the Securities Act.

     In passing upon the forms of the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 3 above. In connection with the preparation by the Company of the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with counsel for the Company, with the independent certified public accountants of the Company who audited or reviewed the financial statements included or incorporated by reference in the First 1992 Registration Statement, the Second 1992 Registration Statement and the Registration Statement, and with your representatives. Our review of the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement and the Prospectus and our discussions did not disclose to us any information that gives us reason to believe that the First 1992 Registration Statement, the Second 1992 Registration Statement or the Registration Statement or the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with the Commission pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the First 1992 Registration Statement, the Second 1992 Registration Statement, the Registration Statement or the Prospectus, as to the parts of the Second 1992 Registration Statement and the Registration Statement that constitute the statements of eligibility of the Trustees under the Mortgage or as to the information contained in the Prospectus under the caption ["Description of the New G&R Bonds - Book-Entry G&R Bonds".]

     This opinion is solely for the benefit of the addressees hereof in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent.

                              Very truly yours,



                              WINTHROP, STIMSON, PUTNAM & ROBERTS

                                                        EXHIBIT E





           ITEMS PURSUANT TO SECTION 7(f)(iv) OF THE
          UNDERWRITING AGREEMENT FOR INCLUSION IN THE
         LETTER OF THE ACCOUNTANTS REFERRED TO THEREIN


CAPTION                      PAGES            ITEMS